UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 1, 2021
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On June 1, 2021, Rayonier Inc. (“Rayonier”), Rayonier TRS Holdings Inc. (“TRS”), Rayonier Operating Company LLC (“ROC”) and Rayonier, L.P. (“RLP,” collectively with Rayonier, TRS and ROC, each individually a “Borrower” and collectively, the “Borrowers”) entered into a Fourth Amendment and Incremental Term Loan Agreement (the “Amendment Agreement”) with the several banks, financial institutions and other institutional lenders party thereto (the “Lenders”) and COBANK, ACB, as administrative agent (the Administrative Agent”), to amend certain terms of the Credit Agreement (as defined below) and to provide a senior unsecured incremental term loan facility to RLP (the “2021 Incremental Term Loan Facility”) in an aggregate amount of $200 million (the “Commitment Amount”).
The 2021 Incremental Term Loan Facility provides for the Lenders to make an advance of the Commitment Amount to RLP on or before June 1, 2022, at RLP’s election. As of June 4, 2021, no advance has been made to RLP. RLP expects to use any future advance under the 2021 Incremental Term Loan Facility to refinance the 3.750% senior notes due April 2022 at or prior to maturity, repay other debt or for general corporate purposes. The periodic interest rate on the 2021 Incremental Term Loan Facility is based, at RLP’s option, on either (1) a Eurodollar rate plus an applicable margin (currently 1.550%) based on the ratio of consolidated funded debt of Rayonier and its subsidiaries to the sum of the consolidated net worth of Rayonier and its subsidiaries plus the consolidated funded debt of Rayonier and its subsidiaries (the “Leverage Ratio”) or (2) the highest of (a) the prime rate, (b) the federal funds rate plus ½ of 1.00%, and (c) the one-month Eurodollar rate plus 1.00%, plus an applicable margin (currently 0.550%) based on the Leverage Ratio. Interest is payable either quarterly or every one, three or six months, depending on which type of interest rate is selected by RLP. The 2021 Incremental Term Loan Facility allows for the Borrowers to receive annual patronage payments, which are profit distributions made by a cooperative to its member-users based on the quantity or value of business done with the member-user.
Any advance made under the 2021 Incremental Term Loan Facility must be repaid by RLP on June 1, 2029 and may be prepaid by RLP without penalty (other than payment of customary breakage costs for payment of an advance accruing interest at the Eurodollar rate prior to the end of the interest period for such advance) at any time in whole or part.
The 2021 Incremental Term Loan Facility will be subject to the covenants and events of default contained in the Credit Agreement dated as of August 5, 2015 among the Borrowers, the Lenders party thereto and the Administrative Agent (as amended, supplemented or otherwise modified, the “Credit Agreement”). The Credit Agreement contains financial covenants related to leverage and interest coverage, as well as other affirmative and negative covenants relating to, among other things, dividends, liens, mergers, dispositions of timber and timberlands, subsidiary debt, sales and issuances of capital stock of subsidiaries, and affiliate transactions. The Credit Agreement also contains customary events of default. If an event of default occurs and is continuing, the Lenders holding more than 50% of the outstanding amount of the commitments and advances under the credit facilities thereunder may accelerate amounts due under the Credit Agreement (except in the case of a bankruptcy or insolvency event of default, in which case such amounts shall automatically become due and payable).
Additionally, the Amendment Agreement, among other things, provides for the following:
•an extension of the maturity date of the revolving credit facility under the Credit Agreement (the “Revolving Credit Facility”) from April 1, 2025 to June 1, 2026; and
•modifications to adjust the pricing grid under the Credit Agreement to decrease the applicable margin for the Revolving Credit Facility and the 2016 incremental term loan facility by 25 basis points.
Some of the Lenders and potential lenders under the Credit Agreement (and their respective subsidiaries or affiliates) have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to Rayonier and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from Rayonier and its subsidiaries and affiliates for such services.

For additional information on the Credit Agreement and facilities thereunder, including the terms thereof, see Rayonier’s Current Reports on Form 8-K dated August 5, 2015, May 5, 2016, April 2, 2020 and April 17, 2020. A copy of the Amendment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment Agreement in this Form 8-K does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment Agreement.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1
 Fourth Amendment and Incremental Term Loan Agreement, dated as of June 1, 2021, by and among Rayonier Inc., Rayonier TRS Holdings Inc., Rayonier Operating Company LLC, and Rayonier, L.P., as borrowers, the several banks, financial institutions and other institutional lenders party thereto and CoBank, ACB, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

June 7, 2021

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